PremierWest®
BANCORP


Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Sandler O'Neill Conference 2008

Forward Looking Statement Disclosure

This presentation may include "forward-looking statements" about PremierWest. Forward-looking statements generally include financial projections; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. Forward-looking statements discuss matters that are not facts, and often include the word "believe," "expect," "anticipate," "intend," "plan," "estimate," "project", "target," "will," "can," "would," "should," "could" or "may." You should not unduly rely on forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made.

There are a number of factors that could cause results to differ significantly from our expectations, including competition; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; and changes in accounting policies. Our periodic reports filed with the SEC including our annual report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the period ended June 30, 2008 describe additional factors.

This presentation includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

Company Profile

- Established: *1990*
- Number of Employees: *564*
- Number of Offices: 46
- Pacific Northwest Bank: *Offering a full array of financial products and services through a network of full service banking offices expanding from South of Eugene, OR to Sacramento, CA.*
- Core Principle: *"People doing business with People"*

$ 1.5 Billion

Financial Services Company

PremierWest Bank

Premier Finance Company

PremierWest Investment Services, Inc.

PremierWest BANCORP

Data as of 06/30/2008

Capitalization

Nasdaq SmallCap:

PRWT

Common Shares

22.4 million

Market Capitalization

$179 million

Average Trading Volume

85,722 *

Member

Russell 3000

PremierWest BANCORP

Data as of 06/30/2008

**NASDAQ 50 day average*

PremierWest History - 1998 to 2008

- Bank of Southern Oregon – 2 Branches (Name Change in 2000)
- Four (4) Bank Acquisitions (27 Branches – 2 States)
- 18 DeNovo Branches
- Finance Company Acquisition
- Investment Subsidiary

PremierWest.
BANCORP

Top Growth MSAs on the West Coast



Salem
Eugene
Medford
Redding
Chico
Santa Rosa
Sacramento
Stockton
Oakland
San Francisco
Modesto
San Jose
Salinas
Fresno
Reno
Boise
Pacific Ocean
OREGON
IDAHO
MONTANA
WYOMING
CALIFORNIA
UTAH
ARIZONA

MSA Name	State	Total Population 2005 (Actual)	Projected Population Change 2005-2010 (%)	Projected HH Income Change 2005-2010 (%)
Bend Area	OR	160,000	20.76	14.57
Medford Area	OR	227,000	9.53	14.85
Redding Area	CA	190,000	8.97	14.32
Sacramento	CA	2,057,382	14.25	17.33

PremierWest BANCORP

Region 1

- 12 branches in Rogue Valley, and two branches in Klamath Cty.
  - Population: Jackson Cty. (206,527), Josephine Cty. (85,322), Klamath Cty. (66,438)
  - Above average population growth
  - Population growth, low interest rates, and aggressive home mortgage lending resulted in sharp home appreciation

Region 1

- Areas of continued strength:
  - Non-profits
  - Health Care
  - Hospitality
  - Light Manufacturing
  - Agriculture (Klamath County)
- Opportunity to grow core deposits and diversify our portfolio through industry specific marketing and calling programs

Rogue Valley: Housing Data

Median Sale Price	Jul-06	Jul-07	Jul-08
Rogue Valley	$ 286,750	$ 273,500	$ 233,413

Days on Market	Jul-06	Jul-07	Jul-08
Rogue Valley	98	111	106

Region 2

- Five Redding area branches, two Chico branches, and eight rural Siskiyou County branches
  - Diverse Market
- Redding and Chico are largest population centers in northern Sacramento Valley
- Strengths: Retail, secondary education, arts and entertainment, health care, agriculture, relatively stable housing
- Opportunities are in more focused calling efforts, product development, key personnel additions

Chico/Redding: Housing Data

Median Sale Price	Jul-06	Jul-07	Jul-08
Chico	$ 370,882	$ 355,753	$ 291,834
Redding	$ 318,738	$ 316,194	$ 241,313

Days on Market	Jul-06	Jul-07	Jul-08
Chico	56	96	93
Redding	118	112	133

Region 3

- Seven branches in greater Sacramento
- Four-County metro area with 2,136,604 population
- Experienced huge population growth during past decade
- Sharp appreciation in home prices resulted in rapid development
- Home to over 50 banks and credit unions
- Very competitive
- The communities where PRWT is located are attractive
- Solid niches served
- New product development is key to continued growth

Sacramento County: Housing Data

Median Sale Price	Jul-06	Jul-07	Jul-08
Sacramento County	$ 374,750	$ 340,000	$ 216,500

Inventory	Aug-08
Sacramento County	4 Mo.

Region 4

- Diverse market
  - Four locations in Roseburg and four locations in surrounding communities
  - Two locations in central Oregon
- Roseburg is the population center of Umpqua Valley
- Slow growth, but stable economic base
- Timber related industry is historically dominant, but has matured and is in decline.
- Growth in Vineyards, medical services, and light manufacturing

Region 4

- Bend is central Oregon's largest city and one of the fastest growing in Oregon
- Gateway for many outdoor sports
- Very attractive area for high net worth high income individuals
- Very strong business formation and relocation
- Small business and wealth management are key
- Rapid population growth spurred rapid residential appreciation
- Product development is key to diversify portfolio away from real estate
- Ultra competitive banking environment

Douglas County: Housing Data

Median Sale Price	Jul-07	Jul-08
Douglas County	$ 207,000	$ 167,000

Inventory	Jul-08
Douglas County	19 Mo.

Days on Market	Jul-08
Douglas County	105 Days

Bend/Redmond: Housing Data

Median Sale Price	Jul-06	Jul-07	Jul-08
Bend	$ 372,000	$ 343,000	$ 287,000
Redmond	$ 280,000	$ 250,000	$ 215,000

Inventory	Aug-08
Bend	16 Mo.
Redmond	18 Mo.

Days on Market	Aug-08
Bend	145 Days
Redmond	119 Days

Bend/Redmond: Housing Data


1
Bend area SFR - Median Price in THOUSANDS
Note: Median is the midpoint with half above and half below.
Median Price
Month
$262 $240 $251 $240 $275 $269 $289 $279 $289 $302 $305 $312 $305 $345 $330 $330 $346 $372 $356 $380 $376 $362 $355 $354 $326 $349 $358 $366 $396 $330 $343 $350 $332 $320 $339 $312 $337 $318 $293 $270 $305 $315 $287 $279
From MLS for Bend area. Single family residential, not including condos, townhomes, manufactured homes and acreage. Data subject to change.


2
Bend area SFR - Number of Sales
Total sold 12 months prior to report date = 1136 - Total currently listed = 1559
Inventory* as of report date = 16 Months
Number of Sales
Month
138 129 234 257 261 261 296 278 261 292 249 252 251 139 159 201 187 244 248 174 200 141 118 139 141 135 132 159 154 132 152 112 114 144 112 97 81 74 56 93 93 107 114 104 89
From MLS for Bend area. Single family residential, not including condos, townhomes, manufactured homes and acreage. Data subject to change.

Bend/Redmond: Housing Data


3
Bend area SFR - Days on Market
Median Days on Market
Month
From MLS for Bend area. Single family residential, not including condos, townhomes, manufactured homes and acreage. Data subject to change.


5
Bend area SFR - Building Permits
NOTE: AUGUST PERMITS FOR BEND NOT YET AVAILABLE
Number of Permits
Month
NEW SINGLE FAMILY DETACHED. Not including single family attached, multifamily or mobile homes

PremierWest BANCORP

Charts provided from the 09/04/08 Bratton Report

Bend/Redmond: Housing Data


7
Redmond area SFR - Median Price in THOUSANDS
Note: Median is the midpoint with half above and half below.
Median Price
Month
From MLS for Redmond area. Single family residential, not including condos, townhomes, manufactured homes and acreage. Data subject to change.


8
Redmond area SFR - Number of Sales
Total sold during 12 months prior to report date = 426 - Total currently listed = 635
Inventory* as of report date = 18 Months
Number of Sales
Month
From MLS for Redmond area. Single family residential, not including condos, townhomes, manufactured homes and acreage. Data subject to change.

PremierWest BANCORP

Charts provided from the 09/04/08 Bratton Repor

Bend/Redmond: Housing Data

9



Redmond area SFR - Days on Market
Median Days on Market
Month

From MLS for Redmond area. Single family residential, not including condos, townhomes, manufactured homes and acreage. Data subject to change.

11



Redmond area SFR - Building Permits
Number of Permits
Month

NEW SINGLE FAMILY DWELLINGS. Not including single family attached, multifamily or mobile homes

PremierWest BANCORP

Charts provided from the 09/04/08 Bratton Repor

Loan Growth



$1.3 billion
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008

PremierWest BANCORP

Loan Diversification



Consumer 1%
Consumer RE 3%
Residential SFR 1-4 RE 1%
Ag/Farm 5%
C&I 27%
Consol. CRE NOO 48%
CRE OO Term 15%
Total CRE by Collateral Location
MEDFORD_OR 20.16%
ELK GROVE_CA 5.88%
SACRAMENTO_CA 4.63%
ROSEBURG_OR 3.57%
CENTRAL POINT_OR 3.40%
BEND_OR 3.14%
REDDING_CA 3.00%
KLAMATH FALLS_OR 2.99%
ASHLAND_OR 2.92%
SPRINGFIELD_OR 2.10%
Other 48.20%

PremierWest BANCORP

Data as of 06/30/2008

Loan Portfolio



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
62.7%
54.0%
45.4%
43.9%
45.2%
29.3%
28.1%
26.1%
21.6%
19.0%
18.2%
16.3%
13.2%
13.7%
11.9%
7.5%
6.2%
6.1%
5.8%
7.4%
4.8%
4.5%
2.8%
3.2%
3.1%
2003
2004
2005
2006
2007
C&I
Real Estate Construction
Real Estate-Commercial/Residential
Consumer
Other

PremierWest BANCORP

Commercial Real Estate


Total CRE Comparison 6/07 to 6/08
(All CRE - Includes Stockmans as of 6/30/08)
Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0

	CRE Total Commitments	CRE Funded Dollars
6/30/07	$697,256,737	$623,951,005
6/30/08	$879,612,381	$830,375,185
Difference	$182,355,644	$206,424,180
% change	26.2%	33.1%

PremierWest BANCORP

Term NOO and Term OO CRE

Term NOO and Term OO CRE Comparison 6/07 to 6/08

(Includes Stockmans as of 6/30/08)


$350
$300
$250
$200
$150
$100
$50
$-
Millions

	Term NOO CRE Commitments	Term NOO CRE Funded Dollars	Term OO CRE Commitments	Term OO CRE Funded Dollars
6/30/07	$237,331,860	$230,765,316	$139,053,293	$135,661,584
6/30/08	$303,133,592	$300,737,085	$215,958,613	$211,531,602
Difference	$65,801,732	$69,971,769	$76,905,320	$75,870,018
% change	27.7%	30.3%	55.3%	55.9%

Construction Portfolio



Major Construction Loan Sector Comparison 6/07 to 6/08
Total Commitments (Includes Stockmans as of 6/08)
Millions
$100
$80
$60
$40
$20
$-
$(20)

	6/30/07	6/30/08	Difference	% Change
OR 1-4 Spec	$19,733,103	$7,466,918	$(12,266,185)	-62%
CA 1-4 Spec	$20,275,122	$7,441,338	$(12,833,784)	-63%
Bldr Inventory SFR	$5,712,622	$24,868,772	$19,156,150	335%
Bldr Inventory Lot	$8,854,770	$15,729,944	$6,875,174	78%
A&D Residential	$83,796,164	$87,025,859	$3,229,695	4%
CRE Const OO	$16,757,281	$25,036,610	$8,279,329	49%
CRE Const NOO	$63,712,400	$64,762,982	$1,050,582	2%

PremierWest BANCORP

Trend in Construction/Land Development


300.00%
250.00%
200.00%
150.00%
100.00%
50.00%
PRWT
Portland FDIC Office
Loans to Capital: PRWT Compared to Non De Novo Banks in the Portland FDIC Office
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08

PremierWest BANCORP

Non-Performing Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.81%
Stockmans Bank Acquisition
Mid Valley Bank Acquisition
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008

PremierWest BANCORP

Non-Performing Loan Diversification



Residential SFR 1-4 RE 0.4%
Ag/Farm 0.4%
CRE Res SFR 1-4 Const 16.1%
C&I 14.9%
Consumer 3.8%
Consumer RE 0.2%
CRE Construction 7.6%
CRE Parts Purchased 25.5%
CRE Land Dev & Other Land 30.9%



Central OR 15.9%
Northern CA 14.5%
Sacramento CA 60.2%
Other 1.8%
Portland OR 7.6%

PremierWest BANCORP

Data as of 06/30/2008

Managing Credit Risk

- In-house Credit Review Function
- Quarterly Watch Loan Reports
- Specialists Dedicated to Collection/Recovery
- Decentralized Credit Administration (1 OR / 2 CA)
- Complete Review of C&D Portfolio,
  Updated Appraisals When Necessary

Ratio of Net Loans Charged Off to Total Loans



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.14%
0.52%
0.00%
0.03%
0.03%
0.35%
2003
2004
2005
2006
2007
Q2 2008

PremierWest BANCORP

Deposit Growth



$1.2
billion
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008

PremierWest BANCORP

Deposit Mix


MMDA
19%
Non Interest
DDA
19%
Borkered CDs
8%
NOW
10%
SAV
7%
CD > $100 M
20%
CD < $100 M
17%


Greater
Sacramento
Area
26%
Jackson/
Josephine Co.
32%
Northern CA
23%
Douglas
15%
Klamath Falls
2%
Deschutes Co.
2%

PremierWest BANCORP

Data as of 06/30/2008

Market Share – June 30, 2007

Totals per County

County	2007 %
Siskiyou	18.78%
Tehama	16.28%
Jackson	15.72%
Douglas	14.75%
Josephine	3.23%
Yolo	2.72%
Shasta	2.66%
Klamath	2.32%
Sacramento	1.98%
Placer	1.00%
Deschutes	0.72%
Butte	0.37%

15.93 % (Siskiyou, Tehama, Jackson, Douglas)

1.79 % (Josephine through Butte)

PremierWest BANCORP

Reflects Acquisition of Stockmans Bank

Funding – 35,000 Customers


Commercial (13%)
34% of Deposits
Avg Deposits $114,000
56% Non-Int DDA
Other (3%)
12% of Deposits
Avg Deposits $154,000
5% Non-Int DDA
Retail (84%)
54% of Deposits
Avg Deposits $20,000
39% Non-Int DDA

PremierWest BANCORP

Data as of 06/30/2008

Great Opportunity



PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
ANDERSON
California
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Over $20 Billion Market

PremierWest BANCORP

Strong Net Interest Margin


PRWT NIM
Peer NIM
116 basis points
above Peer Group
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008

PremierWest BANCORP

Efficiency Ratio


44 New Locations - Includes 18 De Novo Branches
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
Timberline Bank Acquisition
Mid Valley Bank Acquisition
Stockmans Bank Acquisition
66.26%
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008

PremierWest BANCORP

Value of $100 Initial Stock Investment in 2000


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08
PremierWest Bancorp
SNL NASDAQ Bank
NASDAQ Composit
S&P 500

PremierWest BANCORP

Peer Bank Comparison

Oregon	Price / LTM EPS	Price / Book	Price / Tang., Book	Core Dep. Premium
Peer Average*	18.3x	88.4%	97.2%	-1.9%
PremierWest Bank	15.0x	99.4%	170.0%	8.0%

* OR Peer Banks: Cascade Bancorp, Citizens Bancorp, Columbia Bancorp, Columbia Commercial Bancorp, Merchants Bancorp, Pacific Continental Corp., Siuslaw Financial Group Inc., Umpqua Holdings Corp. and West Coast Bancorp

California	Price / LTM EPS	Price / Book	Price / Tang., Book	Core Dep. Premium
Peer Average*	23.2x	124.3%	133.3%	3.4%
PremierWest Bank	15.0x	99.4%	170.0%	8.0%

* CA Peer Banks: Bank of Commerce Holdings, Community Valley Bancorp, Citizens Bancorp, Exchange Bank, Farmers & Merchants Bancorp, First Northern Community Bancorp, North Valley Bancorp, Pacific State Bancorp, Summit State Bank, TriCo Bancshares and Westamerica Bancorporation

PremierWest Bank Well Capitalized

	Leverage	Tier 1	Total
PremierWest	10.05%	9.97%	11.22%
$ Margin ('000 Omitted)	$70,000	$56,000	$17,000
Well Capitalized	5.00%	6.00%	10.00%

Data as of 06/30/2008

Ownership

Institutional	11%
Directors/Exec. Officers	13%
Employee 401 K	1%
Other Investors	75%

Data as of 09/05/08

Executive Team

	Years of Experience
John Anhorn, *Chief Executive Officer*	44+
Jim Ford, *President*	27+
Rich Hieb, *Chief Operating Officer*	46+
Tom Anderson, *Chief Administrative Officer*	36+
Jim Earley, *Chief Credit Officer*	25+
Joe Danelson, *Chief Banking Officer*	25+
Mike Fowler, *Chief Financial Officer*	42+

Reasons to Invest

Consistent Growth Strategy
Proven Execution

- **Strategy Initiated in 1998**
- **4 Successful Bank Acquisitions**
- **Conservative Loan Administration**
- **Growing Markets with Great Opportunities**

PremierWest BANCORP



PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
ANDERSON
California
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

PremierWest® BANCORP